Trust specific information	12 Months Ended
Dec. 31, 2022
Trust Specific Information
Trust specific information

Financial Risk Management (note 6)

Investment Objective

The investment objective of the Trust is to provide a secure, convenient and exchange-traded investment alternative for investors interested in holding physical gold and silver bullion without the inconvenience that is typical of a direct investment in physical bullion. The Trust invests and intends to continue to invest primarily in long-term holdings of unencumbered, fully allocated, physical gold and silver bullion and does not speculate with regard to short-term changes in gold and silver prices. The Trust will only purchase and expects only to own “Good Delivery Bars” as defined by the London Bullion Market Association (“LBMA”), with each bar purchased being verified against the LBMA source.

Significant risks that are relevant to the Trust are discussed here. General information on risks and risk management is described in Note 6 of the Generic Notes.

Fair Value Measurements

The reconciliation of bullion holdings for years ended December 31, 2022 and 2021 is presented as follows:

	December 31, 2022	December 31, 2021
	$	$
Balance at beginning of year	5,001,081	4,888,695
Purchases	806,723	324,190
Sales	(2,177)	—
Redemptions for physical bullion	—	(33,775)
Realized gains (losses) on sales and redemptions for physical bullion	324	6,945
Change in unrealized gains (losses)	(60,006)	(184,975)
Balance at end of year	5,745,945	5,001,081

The cost of physical bullion as at December 31, 2022 and 2021 was $4,867,257 and $4,062,387, respectively.

Market Risk

a) Other Price Risk

If the market value of gold bullion increased by 1%, with all other variables held constant, this would have increased total equity and comprehensive income by approximately $57.5 million (December 31, 2021: $50.0 million); conversely, if the value of gold bullion decreased by 1%, this would have decreased total equity and comprehensive income by the same amount.

b) Currency Risk

As at December 31, 2022, approximately -$139 (December 31, 2021: -$204) of the Trust’s other assets and accounts payable were denominated in Canadian dollars. As a result, a 1% change in the exchange rate between the Canadian and U.S. Dollars would not have a material impact to the Trust.

Concentration Risk

The Trust’s risk is concentrated in physical gold bullion held at one location, whose value constitutes 100.0% of total equity as at December 31, 2022 (99.9% of total equity held at one location as at December 31, 2021).

Management Fees (note 8)

The Trust pays the Manager a monthly management fee equal to 1⁄12 of 0.35% of the value of net assets of the Trust (determined in accordance with the Trust’s trust agreement) plus any applicable Canadian taxes, calculated and accrued daily and payable monthly in arrears on the last day of each month.

Also, the Manager has agreed that if the expenses of the Trust, including the management fee, at the end of any month exceed an amount equal to 1⁄12 of 0.65% of the value of the net assets of the Trust, the management fee payable to the Manager for such month will be reduced by the amount of such excess up to the gross amount of the management fee earned by the Manager from the Trust for such month. Any such reduction in the management fee will not be carried forward or remain payable to the Manager in future months. The Manager did not waive any amounts payable during the years ended December 31, 2022 and 2021. In calculating the expenses of the Trust for purposes of the expense cap, the following will be excluded: any applicable taxes payable by the Trust or to which the Trust may be subject, and any extraordinary expenses of the Trust.

Tax Loss Carryforwards

As of the taxation year ended December 31, 2022, the Trust had capital losses available for tax purposes of $2 (December 31, 2021: $2).

Related Party Disclosures (note 8)

During the reporting period, the Trust paid the Manager management fees, as discussed above.